UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

HORIZON SPACE ACQUISITION I CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41578	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1412 Broadway, 21st Floor, Suite 21V New York, NY 10018
(Address of principal executive offices)

(646) 257-5537

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	HSPOU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	HSPO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	HSPOW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Ordinary Share	HSPOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 25, 2023, Horizon Space Acquisition I Corp., a Cayman Islands exempted company (the “Company”) held an extraordinary general meeting (the “Shareholder Meeting”), where the shareholders of the Company approved, among others, the Company to amend the Investment Management Trust Agreement dated December 21, 2022 (as amended from time to time, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”) to provide that the Trustee must commence liquidation of the Company’s trust account (the “Trust Account”) by September 27, 2023, or, if further extended by up to six one-month extensions (the “Monthly Extension”), up to March 27, 2024.

As provided in the proxy statement in Form 14A dated September 8, 2023 (the “Proxy Statement”) in connection with the Shareholder Meeting, interest earned on the funds held in the Trust Account can be used to pay taxes of the Company and up to $100,000 can be used to pay dissolution expenses before being used to pay, pro rata,  redeeming shareholders. The estimated redemption price contained therein reflects the reduction of dissolution expenses of $100,000 from the Trust Account before redeeming public shareholders in connection with the Shareholder Meeting.

On October 4, 2023, the Company entered into an amendment to the Trust Agreement (the “Trust Amendment Agreement”). Pursuant to the Trust Amendment Agreement, the Company may request the Trustee to distribute up to $100,000 of the amount of interest income earned on the trust account of the Company to set aside for future payment for dissolution expenses, if applicable.

A copy of the Trust Amendment Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Trust Amendment Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Trust Amendment Agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to the Investment Management Trust Agreement dated October 4, 2023, between the Company and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition I Corp.

	By:	/s/ Mingyu (Michael) Li
	Name:	Mingyu (Michael) Li
	Title:	Chief Executive Officer

Date: October 5, 2023

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